77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 1, 2004, Columbia Intermediate High Income Fund (Fund) purchased 210,000 par value of common stock notes of Warner Music Group (Securities) for a total purchase price of $210,000.00 from Deutsche Bank Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 8, 2004, Columbia Intermediate High Income Fund (Fund) purchased 260,000 par value of common stock notes of Superior Essex Communications (Securities) for a total purchase price of $252,824.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 14, 2004, Columbia Intermediate High Income Fund (Fund) purchased 125,000 par value of common stock notes of Ferrellgas Escrow LLC (Securities) for a total purchase price of $124,546.25 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 250,000 par value of common stock notes of XM Satellite Radio Inc (Securities) for a total purchase price of $250,000.00 from Bear Stearns Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 29, 2004, Columbia Intermediate High Income Fund (Fund) purchased 185,000 par value of common stock notes of Seneca Gaming Corp (Securities) for a total purchase price of $185,000.00 from Merrill Lynch Pierce Fenner to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On April 29, 2004, Columbia Intermediate High Income Fund (Fund) purchased 105,000 par value of bonds of Valmont Inds Inc (Securities) for a total purchase price of $105,000.00 from Credit Suisse First Bostn Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On May 20, 2004, Columbia Intermediate High Income Fund (Fund) purchased
65,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $63,874.85 from Bear Stearns Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On May 26, 2004, Columbia Intermediate High Income Fund (Fund) purchased 135,000 par value of common stock notes of Navistar Intl Corp New (Securities) for a total purchase price of $134,087.40 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 3, 2004, Columbia Intermediate High Income Fund (Fund) purchased 180,000 par value of common stock notes of BCP Caylux HLDGS Luxembourg S (Securities) for a total purchase price of $180,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.


77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 3, 2004, Columbia Intermediate High Income Fund (Fund) purchased
150,000 par value of common stock notes of Language Line Acquisition Inc (Securities) for a total purchase price of $75,690.00 from Merrill Lynch Pierce Fenner to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 24, 2004, Columbia Intermediate High Income Fund (Fund) purchased 55,000 par value of equity of K2 Inc (Securities) for a total purchase price of $55,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 3, 2004, Columbia Intermediate High Income Fund (Fund) purchased 180,000 par value of common stock notes of Language Line Inc (Securities) for a total purchase price of $175,377.60 from Merrill Lynch Pierce Fenner to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 10, 2004, Columbia Intermediate High Income Fund (Fund) purchased 375,000 par value of bonds of US Unwired Inc 144A (Securities) for a total purchase price of $372,472.50 from Lehman Brothers to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 595,000 par value of common stock notes of Tenet Healthcare Corp (Securities) for a total purchase price of $581,160.30 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On June 22, 2004, Columbia Intermediate High Income Fund (Fund) purchased 115,000 par value of common stock notes of Pride Intl Inc Del (Securities) for a total purchase price of $114,395.10 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 145,000 par value of bonds of Stone Container Fin Co CDA II (Securities) for a total purchase price of $145,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 16, 2004, Columbia Intermediate High Income Fund (Fund) purchased 100,000 par value of common stock notes of Freescale Semiconductor Inc (Securities) for a total purchase price of $100,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 22, 2004, Columbia Intermediate High Income Fund (Fund) purchased
50,000 par value of bonds of REFCO FIN HLDS LLC (Securities) for a total purchase price of $50,000.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 22, 2004, Columbia Intermediate High Income Fund (Fund) purchased 235,000 par value of common stock notes of Loews Cineplex Entmt Corp(Securities) for a total purchase price of $235,000.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 29, 2004, Columbia Intermediate High Income Fund (Fund) purchased 70,000 par value of common stock notes of Mohegan Tribal Gaming Auth (Securities)for a total purchase price of $70,000.00 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On July 27, 2004, Columbia Intermediate High Income Fund (Fund) purchased 95,000 par value of common stock notes of Host Marriot LP (Securities) for a total purchase price of $93,568.35 from Deutsche Bank Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 5, 2004, Columbia Intermediate High Income Fund (Fund) purchased 70,000 par value of common stock notes of La Quinta PPTYS Inc (Securities) for a total purchase price of $70,000.00 from Lehman Brothers to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 3, 2004, Columbia Intermediate High Income Fund (Fund) purchased 185,000 par value of common stock notes of Crompton Corp (Securities) for a total purchase price of $185,000.00 from Deutsche Bank Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 12, 2004, Columbia Intermediate High Income Fund (Fund) purchased 75,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $75,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On November 8, 2004, Columbia Intermediate High Income Fund (Fund) purchased 25,000 par value of common stock notes of Citizens Communications Co (Securities)for a total purchase price of $25,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On November 23, 2004, Columbia Intermediate High Income Fund (Fund) purchased 25,000 par value of common stock notes of Owens Brockway Glass Contain (Securities) for a total purchase price of $25,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On November 22, 2004, Columbia Intermediate High Income Fund (Fund) purchased 40,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $40,000.00 from Deutsche Bank AG London to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On October 21, 2004, Columbia Intermediate High Income Fund (Fund) purchased 235,000 par value of common stock notes of CBD Media Hldgs LLC & Fin Inc (Securities) for a total purchase price of $235,000.00 from Lehman Brothers to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On October 28, 2004, Columbia Intermediate High Income Fund (Fund) purchased 95,000 par value of common stock notes of Advertising Directory Solution (Securities) for a total purchase price of $95,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

     On November 9, 2004, Columbia Intermediate High Income Fund (Fund) purchased 135,000 par value of common stock notes of Flextronics INTL LTD (Securities) for a total purchase price of $135,000.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On November 30, 2004, Columbia Intermediate High Income Fund (Fund) purchased 200,000 par value of common stock notes of WDAC Subsidiary Corp (Securities) for a total purchase price of $200,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On November 22, 2004, Columbia Intermediate High Income Fund (Fund) purchased 270,000 par value of bonds of Wynn Las Vegas LLC (Securities) for a total purchase price of $270,000.00 from Deutsche Bank Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 1, 2004, Columbia Intermediate High Income Fund (Fund) purchased 90,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $89,150.40 from Deutsche Bank Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

     On December 2, 2004, Columbia Intermediate High Income Fund (Fund) purchased 140,000 par value of common stock notes of Universal City FLA HLDG Co U (Securities) for a total purchase price of $140,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

     On December 2, 2004, Columbia Intermediate High Income Fund (Fund) purchased 40,000 par value of common stock notes of Universal City FLA HLDG Co U (Securities) for a total purchase price of $40,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 9, 2004, Columbia Intermediate High Income Fund (Fund) purchased 130,000 par value of equity of Community Health Sys Inc New (Securities) for a total purchase price of $130,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

     On December 10, 2004, Columbia Intermediate High Income Fund (Fund) purchased 65,000 par value of common stock notes of Aventine Renewable Energy HLD (Securities) for a total purchase price of $65,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 1, 2004, Columbia Intermediate High Income Fund (Fund) purchased 65,000 par value of common stock notes of Chesapeake Energy Corp (Securities) for a total purchase price of $64,386.40 from Deutsche Bank AG London to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 5,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $5,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 10, 2004, Columbia Intermediate High Income Fund (Fund) purchased 25,000 par value of bonds of Century Alum Co (Securities) for a total purchase price of $25,000.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 12, 2004, Columbia Intermediate High Income Fund (Fund) purchased 110,000 par value of common stock notes of Newfield Expl Co (Securities) for a total purchase price of $110,000.00 from Morgan Stanley to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 12, 2004, Columbia Intermediate High Income Fund (Fund) purchased 140,000 par value of common stock notes of Nortek Inc (Securities) for a total purchase price of $140,000.00 from UBS Securities LLC to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On August 12, 2004, Columbia Intermediate High Income Fund (Fund) purchased 100,000 par value of common stock notes of Qwest Corp (Securities) for a total purchase price of $98,675.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On September 17, 2004, Columbia Intermediate High Income Fund (Fund) purchased 240,000 par value of common stock notes of Vanguard Health Hldg Co II LLC (Securities) for a total purchase price of $240,000.00 from Citgroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On September 29, 2004, Columbia Intermediate High Income Fund (Fund) purchased 185,000 par value of common stock notes of Ubiquitel Oper Co (Securities) for a total purchase price of $191,475.00 from Bear Stearns Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On September 23, 2004, Columbia Intermediate High Income Fund (Fund) purchased 185,000 par value of bonds of Jostens IH Corp (Securities) for a total purchase price of $185,000.00 from Credit Suisse First Boston Corp to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On September 21, 2004, Columbia Intermediate High Income Fund (Fund) purchased 60,000 par value of common stock notes of Culligan Finance Corp BV (Securities) for a total purchase price of $73,625.96 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On September 29, 2004, Columbia Intermediate High Income Fund (Fund) purchased 140,000 par value of common stock notes of Dennys HLDGS Inc(Securities) for a total purchase price of $140,000.00 from UBS Securities LLC to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 9, 2004, Columbia Intermediate High Income Fund (Fund) purchased 110,000 par value of common stock notes of Carrols Corp (Securities) for a total purchase price of $110,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 16, 2004, Columbia Intermediate High Income Fund (Fund) purchased 140,000 par value of common stock notes of Levis Strauss & Co New (Securities) for a total purchase price of $140,000.00 from Citigroup Global to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 14, 2004, Columbia Intermediate High Income Fund (Fund) purchased 215,000 par value of bonds of Reliant Energy Inc (Securities) for a total purchase price of $215,000.00 from Goldman Sachs & Co to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 120,000 par value of common stock notes of Church & Dwight Inc (Securities) for a total purchase price of $120,000.00 from Chase Securities to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.

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77O Transactions effected pursuant to Rule 10f-3
Columbia Intermediate High Income Fund (Fund)

On December 15, 2004, Columbia Intermediate High Income Fund (Fund) purchased 215,000 par value of common stock notes of Landrys Restaurant Inc (Securities) for a total purchase price of $215,000.00 from Wachovia Capital to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; JP Morgan; Credit Suisse First Boston Corp.; Merrill Lynch & Co,; Wachovia Securities, Inc.; BNP Paribas; BNY Capital Markets; UBS; Wells Fargo Securities; Bear Stearns & co., Inc.; Morgan Stanley & Co, International; Lehman Brothers; Suntrust Capital Markets; Deutsche Bank AG London; Lehman Brothers Intl (Europe) Merrill Lynch International Ltd; Deutsche Bank Securities Inc; Banc One Capital Markets; Credit Lyonnais; Scotia Capital Markets; Citigroup; Harris Nesbit Thomson Securities; Calyon Securities USA Inc; Natexis Bleichroeder Inc.;
ABN Amro; Dresdner Kleinwort Wasserstein Sec; Mizuho International PLC; Bank of New York; Barclays Capital; Harris Nesbitt; RBS Greenwich Capital;
Societe Generale; Williams Capital Group LP; Royal Bank of Scotland PLC (US);
SG Americas Securities LLC; Natcity Investments; PNC Capital Markets; Mitsubishi Securities International; HSBC Securities.